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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) November 29, 2001

                         Commission file number: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.

             (Exact name of registrant as specified in its charter)

              Delaware                                        57-1575609
   (State or other jurisdiction of                        (I.R.S. Employer
     incorporation or organization)                       Identification No.)

                         One Gateway Center, 19th Floor
                             Pittsburgh, PA 15222
                    (Address of principal executive offices)

                                 (412) 562-3700
              (Registrant's telephone number, including area code)









                                      None
--------------------------------------------------------------------------------
           (former name or former address, if changed since last year)



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  ITEMS 1, 2, 3, 4, 6, 8 AND 9

         Not applicable.

  ITEM 5.  OTHER EVENTS

         As previously disclosed under cover of a Current Report on Form 8-K, the Registrant and its subsidiaries filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Western District of Pennsylvania (the "Bankruptcy Court") on September 21, 2001 in order to allow for an orderly consummation of the Registrant's proposed comprehensive financial restructuring.

         The Registrant is required to file Monthly Operating Reports with the Bankruptcy Court and the Office of the United States Trustee for the Western District of Pennsylvania (the "U.S. Trustee") pursuant to the U.S. Trustee's Operating Guidelines and Financial Reporting Requirements for Chapter 11 cases. In connection therewith, attached hereto as Exhibit 99.1 is the Amended Monthly Operating Report (the "Report") that the Registrant has filed with the Bankruptcy Court and the U.S. Trustee for the period from September 21, 2001 through October 31, 2001.

         Certain attachments and exhibits referenced in the Report are not attached as part of Exhibit 99.1, but are available at the Office of the U.S. Trustee and the Bankruptcy Court. In addition, the Registrant agrees that it will furnish a copy of any such omitted attachment or exhibit to the Commission upon request.

         The Registrant cautions readers not to place undue reliance upon the information contained in the Report, which contains unaudited information, and is in a format, prescribed by the applicable bankruptcy laws. There can be no assurance that the Report is complete. The report also contains information for periods which may be shorter or otherwise different from those contained in the Registrant's reports pursuant to the Securities Exchange Act of 1934, as amended.

         The Report may contain forward-looking statements that are based on current expectations, estimates and projections about the industries in which the Registrant operates, management's beliefs and assumptions made by management. Words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, and are subject to the safe harbor created thereby. These statements are based on a number of assumptions that could ultimately prove inaccurate and, therefore, there can be no assurance that such statements will prove to be accurate. There can be no assurance that the Registrant will consummate a comprehensive financial restructuring. Other risks and uncertainties are detailed in the Registrant's periodic filings with the Securities and Exchange Commission. The Registrant does not undertake to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED
                  Not Applicable

         (b)      PRO FORMA FINANCIAL INFORMATION
                  Not Applicable

         (c)      EXHIBIT NO.

                  99.1 Amended Monthly Operating Report to the U. S. Trustee and the Bankruptcy Court for the period from September 21, 2001 to October 31, 2001



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      THE CARBIDE/GRAPHITE GROUP, INC.

                                  By:      /s/ Walter B. Fowler
                                      ------------------------------------------
                                      Walter B. Fowler - Chief Executive Officer


Dated:   November 29, 2001
























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                                  EXHIBIT INDEX

       EXHIBIT
         NO.                DESCRIPTION
       -------         --------------------------------------------------------
       99.1            Amended Monthly Operating Report Dated November 29, 2001